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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 9, 2005



                                Blair Corporation

             (Exact name of registrant as specified in its charter)



   Delaware                        001-00878                   25-0691670
   --------                        ---------                   ----------
(State or other Jurisdiction     (Commission File No.)       (I.R.S. Employer
   of incorporation)                                        Identification No.)

     220 Hickory Street, Warren,  Pennsylvania              16366-0001
     (Address of Principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (814) 723-3600


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act 17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

         On Thursday, June 9, 2005 Mr. Thomas P. McKeever retired as a director and senior vice president (Operations and Administration) of Blair Corporation.

Item 9.01.    Financial Statements and Exhibits.

              (a)     Financial statements of businesses acquired.

                         Not applicable.

              (b)     Pro forma financial information.

                         Not applicable.

              (c)     Exhibits

                         Not applicable.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  June 9, 2005                       BLAIR CORPORATION



                                          By: /s/ JOHN E. ZAWACKI
                                          -------------------------------------
                                          John E. Zawacki
                                          President and Chief Executive Officer



                                          By: /s/ BRYAN J. FLANAGAN
                                          -------------------------------
                                          Bryan J. Flanagan
                                          Senior Vice President and Chief
                                          Financial Officer